EXHIBIT 10.11 LANDSEA HOMES CORPORATION 2020 STOCK INCENTIVE PLAN GRANT NOTICE FOR PERFORMANCE SHARE UNIT AWARD FOR GOOD AND VALUABLE CONSIDERATION, Landsea Homes Corporation (the “Company”), hereby grants to the Participant named below the target number of performance share units (“PSUs”) specified below (the “Award”) under the Landsea Homes Corporation 2020 Stock Incentive Plan (as amended from time to time, the “Plan”). This Award is granted pursuant to the Plan and is subject to and qualified in its entirety by the terms and conditions set forth in this Grant Notice and the Standard Terms and Conditions (the “Standard Terms and Conditions”) promulgated under the Plan and attached hereto as Exhibit A. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. Name of Participant: Grant Date: Target Number of PSUs: [ ] (the “Target PSUs”) Award Type: Performance-based Restricted Stock Unit. The Award represents the right to receive shares of Common Stock in an amount from [ ]% to [ ]% of the Target PSUs, subject to the terms and conditions set forth herein and in the Standard Terms and Conditions. The Participant’s right to receive settlement of the Award shall vest and become earned and nonforfeitable upon (i) the Participant’s satisfaction of the Service Requirement (as defined below) and (ii) the level of achievement of the Performance Goal (as defined below). PSUs that become earned upon satisfaction of the Service Requirement and the Performance Goal are referred to herein as “Earned PSUs”) Performance Period: Service Requirement: Performance Goal:

SIGNATURE PAGE TO GRANT NOTICE FOR PERFORMANCE SHARE UNIT AWARD By accepting this Grant Notice, Participant acknowledges that Participant has received and read, and agrees that this Award shall be subject to, the terms of this Grant Notice, the Plan, and the Standard Terms and Conditions. LANDSEA HOMES CORPORATION By: Name: Title: PARTICIPANT [Name]

EXHIBIT A STANDARD TERMS AND CONDITIONS FOR PERFORMANCE SHARE UNITS EXHIBIT A LANDSEA HOMES CORPORATION 2020 STOCK INCENTIVE PLAN STANDARD TERMS AND CONDITIONS FOR PERFORMANCE SHARE UNITS These Standard Terms and Conditions apply to the Award of performance share units granted pursuant to the Landsea Homes Corporation 2020 Stock Incentive Plan (the “Plan”), which are evidenced by a Grant Notice or an action of the Committee that specifically refers to these Standard Terms and Conditions. In addition to these Standard Terms and Conditions, the performance share units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. 1. TERMS OF PERFORMANCE SHARE UNITS Landsea Homes Corporation (the “Company”) has granted to the Participant named in the Grant Notice provided to said Participant herewith (the “Grant Notice”) an award of performance share units (the “Award” or “PSUs”) specified in the Grant Notice, with each Earned PSU representing the right to receive one share of Common Stock. The Award is subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions and the Plan. For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall include a reference to any Subsidiary. 2. VESTING AND SETTLEMENT OF PERFORMANCE SHARE UNITS (a) The Award shall not be vested as of the Grant Date set forth in the Grant Notice and shall be forfeitable unless and until otherwise vested pursuant to the terms of the Grant Notice and these Standard Terms and Conditions. After the Grant Date, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Award shall become vested and earned as described in the Grant Notice with respect to Target PSUs as set forth in the Grant Notice. (b) As soon as administratively practicable following the date a PSU becomes an Earned PSU pursuant to the Grant Notice and this Section 2, but in no event later two and one- half months following the end of the calendar in which such PSU becomes an Earned PSU, the Company shall deliver to the Participant a number of shares of Common Stock equal to the number of Earned PSUs that became earned on such date. (c) If the Participant’s Termination of Employment is as a result of the Participant’s death or Disability (as defined below), a number of PSUs equal to the Target PSUs shall be deemed to be Earned PSUs. (d) If the Participant’s Termination of Employment is as a result of a Covered Termination (as defined below), subject to the Participant’s execution and nonrevocation of a

A-2 general release of claims in a form provided by the Company, the Service Requirement shall be deemed satisfied and the PSUs shall remain outstanding and become Earned PSUs in accordance with the terms hereof. (e) Upon Participant’s Termination of Employment for any other reason not set forth in Section 2(c) or 2(d) any PSUs held by the Participant that have not become Earned PSUs shall be forfeited and canceled as of the date of the Participant’s Termination of Employment. (f) As used in this Section 2: (i) “Covered Termination” has the meaning set forth in the Employment Agreement. (ii) “Disability” has the meaning set forth in the Employment Agreement. (iii) “Employment Agreement” means that certain Executive Employment Agreement by and between Participant and the Company dated as of . 3. RIGHTS AS STOCKHOLDER; DIVIDEND EQUIVALENTS (a) Participant shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any PSUs unless and until shares of Common Stock settled for Earned PSUs shall have been issued by the Company to Participant (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). (b) Notwithstanding the foregoing, from and after the Grant Date and until the earlier of (i) the Participant’s receipt of Common Stock upon payment of Earned PSUs and (ii) the time when the Participant’s right to receive Common Stock upon payment of PSUs is forfeited, on the date that the Company pays a cash dividend (if any) to holders of Common Stock generally, the Participant shall be entitled to Dividend Equivalents equal to the product of (A) the dollar amount of the cash dividend paid per share of Common Stock on such date and (B) the total number of PSUs (including dividend equivalents paid thereon) previously credited to the Participant as of such date. Such Dividend Equivalents (if any) shall be subject to the same terms and conditions and shall be settled in cash or forfeited in the same manner and at the same time as the PSUs to which the Dividend Equivalents were credited. 4. RESTRICTIONS ON RESALES OF SHARES The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued pursuant to Earned PSUs, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers. 5. INCOME TAXES Participant acknowledges and agrees that Participant shall be solely responsible for satisfying any

A-3 and all applicable federal, state, local, foreign or other tax withholding obligation relating to the PSUs. Unless the Participant elects to instead tender a cash payment in satisfaction of such tax withholding obligations in the manner prescribed by the Company, the Participant acknowledges and agrees that the Company shall satisfy such tax withholding obligations by withholding a sufficient number of shares of Common Stock from shares of Common Stock otherwise issuable to the Participant upon the vesting and settlement of the Earned PSUs. The Participant agrees to pay to the Company as soon as practicable, including through additional payroll withholding, any amount of the tax withholding obligations that are not satisfied by the withholding of shares of Common Stock described above. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. 6. NONTRANSFERABILITY OF AWARD The Participant understands, acknowledges and agrees that, except as otherwise provided in the Plan or as permitted by the Committee, the Award may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of other than by will or the laws of descent and distribution. 7. OTHER AGREEMENTS SUPERSEDED The Grant Notice, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Participant and the Company regarding the Award. Any prior agreements, commitments or negotiations concerning the Award are superseded. 8. LIMITATION OF INTEREST IN SHARES SUBJECT TO PERFORMANCE SHARE UNITS Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Common Stock allocated or reserved for the purpose of the Plan or subject to the Grant Notice or these Standard Terms and Conditions except as to such shares of Common Stock, if any, as shall have been issued to such person in connection with the Award. Nothing in the Plan, in the Grant Notice, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service nor limit in any way the Company’s right to terminate the Participant’s employment at any time for any reason. 9. GENERAL (a) In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision. (b) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions,

A-4 nor shall they affect its meaning, construction or effect. Words in the masculine gender shall include the feminine gender, and where appropriate, the plural shall include the singular and the singular shall include the plural. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. References herein to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and not prohibited by the Plan or these Standard Terms and Conditions. (c) These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns. (d) These Standard Terms and Conditions shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of law. (e) In the event of any conflict between the Grant Notice, these Standard Terms and Conditions and the Plan, the Grant Notice and these Standard Terms and Conditions shall control. In the event of any conflict between the Grant Notice and these Standard Terms and Conditions, the Grant Notice shall control. (f) All questions arising under the Plan or under these Standard Terms and Conditions shall be decided by the Committee in its total and absolute discretion. 10. CLAWBACK The PSUs and any shares of Common Stock issued pursuant to the Earned PSUs will be subject to recoupment in accordance with any clawback policy adopted by the Company. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company. By accepting the Award, the Participant is agreeing to be bound by any such clawback policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion. 11. ELECTRONIC DELIVERY By executing the Grant Notice, the Participant hereby consents to the delivery of information (including information required to be delivered to the Participant pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Award via Company web site or other electronic delivery.

EXHIBIT B PERFORMANCE GOALS EXHIBIT B PERFORMANCE GOALS The PSUs granted pursuant to the Grant Notice to which this Exhibit B is attached will be eligible to become Earned PSUs as set forth in this Exhibit B. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan or the Grant Notice, as applicable. [ ]